Exhibit 99.1

PRESS RELEASE

Reviva Pharmaceuticals, Inc. and Tenzing Acquisition Corp. Complete their
Business Combination and Trade as Reviva Pharmaceuticals Holdings, Inc.

Combined Company to Trade on NASDAQ Post-closing under Tickers: RVPH and RVPHW

New York, NY and Cupertino, Calif., December 14, 2020 – Reviva Pharmaceuticals Holdings, Inc., a Delaware corporation (“Reviva Holdings”), as the successor to Tenzing Acquisition Corp., a special purpose acquisition company incorporated in the British Virgin Islands (“Tenzing”) (NASDAQ: TZAC), and Reviva Pharmaceuticals, Inc., a Delaware corporation (“Reviva”), a California-based clinical-stage pharmaceutical company developing therapies that seek to address unmet medical needs in the areas of central nervous system (CNS), cardiovascular, metabolic, and inflammatory diseases, today announced the completion of their previously announced business combination of the two companies (the “Business Combination”), pursuant to the Merger Agreement, dated as of July 20, 2020, as amended, by and among Tenzing, Reviva and certain other parties thereto (the “Merger Agreement”). As a result of the completion of the Business Combination, Reviva has become a wholly-owned subsidiary of Reviva Holdings, and Reviva Holdings, as the successor to Tenzing, will continue trading on NASDAQ under the new ticker symbols RVPH for its common stock and RVPHW for its warrants, effective December 15, 2020.

“The closing of the Merger Agreement provides Reviva an exciting opportunity to access the public markets through this transaction. By partnering with Tenzing and pairing this world class management team with our product candidates, we expect to generate sustainable shareholder value and enable further clinical investigation. The excitement and support from investors to accelerate the clinical development of our lead product candidate, Brilaroxazine (RP5063), has been reassuring and encouraging.” said Laxminarayan Bhat, Ph.D., Founder, President and CEO of Reviva and now Director, President and CEO of Reviva Holdings.

The combined company will be focused on developing urgently needed treatments for patients with central nervous system (CNS), cardiovascular, metabolic, and inflammatory diseases. Reviva Holdings will first look to advance its late-stage lead asset Brilaroxazine (RP5063). Brilaroxazine (RP5063) is ready for continued clinical development in multiple neuropsychiatric indications, including Schizophrenia, pulmonary arterial hypertension (PAH) and idiopathic pulmonary fibrosis (IPF). It has also gained Orphan Drug Designation from FDA for the treatment of PAH and IPF. Reviva believes Brilaroxazine (RP5063) has the potential to become a cornerstone therapy in CNS treatment.

“Reviva Holdings plans to deliver meaningful treatments for patients and providers for both neuropsychiatric and respiratory diseases, which may translate into continuous inflection points for investors as we hope to demonstrate clinically meaningful applications in several indications.” Parag Saxena, Chairman of the Board of Directors of Reviva Holdings (and formerly the Chairman of the Board of Tenzing).

Advisors

Maxim Group LLC acted as the financial advisor to Tenzing.

Ellenoff Grossman & Schole LLP acted as Tenzing's U.S. legal advisors, and Ogier acted as its British Virgin Islands legal advisors.

PRESS RELEASE

Lowenstein Sandler LLP acted as U.S. legal advisors to Reviva.

About Reviva Pharmaceuticals Holdings, Inc. (f/k/a Tenzing Acquisition Corp.)

Tenzing was a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Tenzing’s efforts to identify a prospective target business were not limited to a particular industry or geographic region. In connection with the Business Combination, Tenzing re-domiciled from the British Virgin Islands to the State of Delaware under the new name Reviva Pharmaceuticals Holdings, Inc.

About Reviva Pharmaceuticals, Inc.

Reviva is a clinical stage pharmaceutical company developing therapies that seek to address unmet medical needs in the areas of central nervous system, cardiovascular, metabolic, and inflammatory diseases. Reviva's primary focus is developing its lead product candidate, RP5063 (brilaroxazine), for the treatment of schizophrenia, bipolar disorder, and major depressive disorder. Reviva also intends to develop RP5063 for treating PAH and IPF. RP5063 is a serotonin, dopamine, and nicotinic receptor active compound in clinical development.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Reviva Holdings’ and Reviva’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Reviva Holdings’ and Reviva’s expectations with respect to future performance and anticipated financial impacts of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Reviva Holdings or Reviva and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability to maintain the listing of Reviva Holdings’ common stock on NASDAQ following the Business Combination; (2) the risk that the Business Combination disrupts current plans and operations of Reviva as a result of the consummation of the Business Combination; (3) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; (4) the risks that Reviva’s products in development fail clinical trials or are not approved by the U.S. Food and Drug Administration or other applicable authorities; (5) the risks that Reviva could be forced to delay, reduce or eliminate its planned clinical trials or development programs; (6) costs related to the Business Combination; (7) changes in applicable laws or regulations; (8) the possibility that Reviva Holdings or Reviva may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties identified in the registration statement on Form S-4 filed by Tenzing with the U.S. Securities and Exchange Commission (the “SEC”) on August 12, 2020, as amended, which became effective on November 10, 2020, including those under the heading “Risk Factors” therein, and in other filings with the SEC made by Reviva Holdings (or previously Tenzing). The foregoing list of factors is not exclusive. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Reviva Holdings nor Reviva undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

PRESS RELEASE

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Corporate Contact:

Reviva Pharmaceuticals Holdings, Inc.

Laxminarayan Bhat, PhD

www.revivapharma.com

Investor Relations Contact:

LifeSci Advisors, LLC

Bruce Mackle

(929) 469-3859

bmackle@lifesciadvisors.com